Principal Funds, Inc.
Supplement dated December 15, 2017
to the Statutory Prospectus dated June 12, 2017
(as supplemented October 2, 2017)

This supplement updates information currently in the Statutory Prospectus. Please retain this supplement for future reference.

ADDITIONAL INFORMATION ABOUT INVESTMENT STRATEGIES AND RISKS

Under the Active Management section, add the following as the third paragraph:
Investment advisors with large assets under management in a Fund, or in other funds that have the same strategy as a Fund, may have difficulty investing such Fund’s assets according to its investment objective due to potential liquidity constraints and high transaction costs. Typically, small-cap, mid-cap and emerging market equity funds are more susceptible to such a risk. A Fund may add additional investment advisors or close the Fund to new investors to address such risks.

Delete the first paragraph under Preferred Securities and replace with the following:
Preferred securities include preferred stock and various types of subordinated debt and convertible securities. Preferred securities may pay fixed rate or adjustable rate dividends and generally have "preference" over common stock in the payment of dividends, but are junior to the issuer's senior debt in a liquidation of the issuer’s assets. Preference would mean that a company must pay on its preferred securities before paying on its common stock, and that any claims of the preferred security holder would typically be ahead of common stockholders' claims on assets in a corporate liquidation.

MANAGEMENT OF THE FUNDS

Replace the paragraph under the Cash Management Program section with the following:
For each Fund, PGI may invest uninvested cash in money market funds, including the Government Money Market Fund, or lend it to other Funds pursuant the Funds' interfund lending facility.

REDEMPTION OF FUND SHARES

Delete the third paragraph, and replace with the following:
Principal Funds typically sends the redemption proceeds on the next business day (a day when the NYSE is open for normal business) after the redemption order is received in proper form. Although you can redeem your shares at any time, if you purchased shares by check or ACH, your redemption payment for such shares may be delayed for seven days after the purchase to make sure your recent purchase has cleared. In order to redeem shares purchased by check or ACH within the previous seven days, the Funds require redemption requests with respect to those shares to be submitted in writing or by telephone.

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